VOYA INVESTORS TRUST

VY® Templeton Global Growth Portfolio

(“Portfolio”)

Supplement dated May 12, 2015

to the Portfolio’s Adviser Class, Institutional Class, Service Class, and

Service 2 Class shares Prospectus (“Prospectus”)

dated May 1, 2015

Effective April 21, 2015, Lisa Myers was removed as a portfolio manager for the Portfolio and Heather Arnold was added as a portfolio manager for the Portfolio. The Portfolio’s Prospectus is hereby revised as follows:

1.	All references to Lisa Myers as a portfolio manager of the Portfolio are hereby deleted in their entirety.

2.	The sub-section entitled “Portfolio Management – Portfolio Managers” of the Portfolio’s Prospectus, is hereby deleted in its entirety and replaced with the following:

Portfolio Managers
Heather Arnold, CFA	Norman J. Boersma, CFA
Portfolio Manager (since 04/15)	Portfolio Manager (since 03/11)
James Harper, CFA	Tucker Scott, CFA
Portfolio Manager (since 03/11)	Portfolio Manager (since 10/07)

3.	The following paragraph is added to the sub-section entitled “Management of the Portfolios – The Sub-Advisers and Portfolio Managers – VY® Templeton Global Growth Portfolio:”

Heather Arnold, CFA, Portfolio Manager, is the Director of Research for the Templeton Global Equity Group, as well as a portfolio manager and research analyst. She is the lead portfolio manager for a number of Global, International and European mutual funds and institutional separate accounts. Ms. Arnold rejoined Templeton Global Equity Group in 2008, having previously served as a Senior Vice President, Portfolio Manager and Research Analyst with Templeton Global Equity Group from 1997 to 2001.

4.	Footnote 1 to the table in the section entitled “Management of the Portfolios – Management Fees” is hereby deleted and replaced with the following:

1	At a meeting held on March 12, 2015, the Board approved amending and restating the Portfolios’ Investment Management Agreements so that, effective May 1, 2015, the terms of each Portfolio’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Portfolio’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for each Portfolio and, under each Portfolio’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to each Portfolio.

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED MAY 11, 2015

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE